Fees Summary	Feb. 19, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 6,805,204.32
Previously Paid Amount	0.00
Total Fee Amount	939.80
Total Offset Amount	939.80
Net Fee	$ 0.00